UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 2, 2004

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-10560	74-2211011
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Technology Drive, Angleton, Texas		77515
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Item 7.                         Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                      Exhibits.

The following material is furnished as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

Exhibit 99.1

Press release dated July 2, 2004

Item 12.                   Results of Operations and Financial Condition.

On July 2, 2004, Benchmark Electronics, Inc. issued a press release announcing that it expects to meet or exceed analysts’ consensus revenues and earnings per share estimates for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: July 6, 2004	By:	/s/	DONALD E. NIGBOR
Donald E. Nigbor
Chief Executive Officer